Exhibit 10.12

                                  AMENDMENT TO
                   AMENDED AND RESTATED MASTER LOAN AGREEMENT


         THIS AMENDMENT, dated as of the 23rd day of February, 1999 (the "Amendment"), is made by and between Suarez Housing Corporation, a Florida corporation (the "Borrower"), with offices located at 9950 Princess Palm Avenue, Suite 112, Tampa, Florida 33619, and NationsBank, N.A., a national banking association, successor by merger to Barnett Bank, N.A., (the "Bank"), with its offices located at 1410 N. Westshore Boulevard, Suite 100, Tampa, Florida, to consolidate, modify and amend the terms of a certain Amended and Restated Master Loan Agreement dated November 17, 1995 and riders thereto, as modified and amended, and a certain Amended and Restated Master Loan Agreement dated July 2, 1998 and riders thereto, as modified and amended, made by Borrower and Bank.

                                    RECITALS

         A. Borrower opened a revolving line of credit loan in the amount of $10,000,000.00 and a revolving line of credit loan in the amount of $9,500,000.00 with Bank, which have been modified and amended from time to time thereafter (the "Loan" or "Loans"), which are used for the purpose of acquiring lots and constructing single family dwellings in subdivisions acceptable to Bank and mortgaged to Bank as security for the Loans.

         B. Borrower and Bank have previously entered into a certain Amended and Restated Master Loan Agreement dated November 17, 1995, and Borrower and Bank have previously entered into a certain Amended and Restated Master Loan Agreement dated July 2, 1998, (collectively the "Loan Agreement") setting forth the terms upon which Bank has agreed to make advances under the Loans from time to time.

         C. Borrower and Bank desire to consolidate, modify and amend the terms of the Loan in the manner set out herein.

         NOW, THEREFORE, in consideration of the premises, of the Loan advances which may be agreed to be made Bank to Borrower hereinafter, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and Bank hereby agree as follows:

         1. The foregoing recitals are true and are incorporated herein.

         2. Bank and Barnett Bank, N.A. have merged and agreed with Borrower to consolidate and administer the Loans upon consistent and coordinated terms.

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         3. Except as expressly set out herein and in the loan documents of even date, all terms and provisions of the Loan Documents shall continue in force and effect with respect to the Loan.

         IN WITNESS WHEREOF, Borrower and Bank have executed this Loan Agreement as of the above written date.

                                                    Suarez Housing Corporation,
                                                    a Florida corporation

                                                                          [Seal]

         /s/                                        By: /s/ Robert J. Suarez
--------------------                                    --------------------
Witness                                             Robert J. Suarez

         /s/                                        Its:      President
--------------------                                    --------------------
Witness

                                                    NationsBank, N.A.


/s/    Jackie Perdue                                By:         /s/
--------------------                                    --------------------
Witness  Jackie Perdue                                      Dean W. Kuna

/s/  Diana Brodowski
--------------------
Witness  Diana Brodowski                            Its: Senior Vice President

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

                              JOINDER OF GUARANTOR

         The undersigned as Guarantor hereby joins in and consents to the foregoing Loan Agreement.


                                             International American Homes, Inc.,
                                             a Delaware corporation

                                                                          {Seal}

         /s/                                        By: /s/ Robert J. Suarez
--------------------                                    --------------------
Witness                                             Robert J. Suarez

         /s/                                        Its:      President
--------------------                                    --------------------
Witness


         /s/
--------------------
Witness

         /s/                                         /s/ Robert J. Suarez
--------------------                                 --------------------
Witness                                              Robert J. Suarez,
                                                     individually         {Seal}

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